Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been or will be filed with the Securities and Exchange Commission for the period ending June 30, 2023. 1. As of July 28, 2023. 2. Assets with a grocery component include centers with a big box wine and spirits store. Founded / IPO NYSE Market Cap1 Enterprise Value1 Operating Retail Properties Total Owned Retail GLA (SF) Retail Portfolio Percent Leased Annualized Base Rent (ABR) per SF Net Debt to Adjusted EBITDA ABR from Assets with a Grocery Component2 ABR in Sun Belt Markets ABR from Community and Neighborhood Centers Fitch Credit Rating

▪ ✓ Operating margins and metrics well above open-air retail sector averages ✓ Management team has deep experience operating open-air real estate ▪ ✓ Low leverage with manageable near-term maturities ✓ Over $1.2B of available liquidity and minimal near- term capital commitments ▪ ✓ Primarily concentrated in Sun Belt markets with select strategic gateway market presence ✓ Predominantly focused on grocery-anchored neighborhood and community centers along with vibrant mixed-use and lifestyle assets

Outperformed consensus1 by $0.03 largely driven by lower than expected bad debt, higher termination fees, and overage rent Increased occupancy, overage rent, and lower bad debt drove outsized SSNOI growth Healthy leasing volume continues at extremely strong spreads Leased percentages increased year-over-year by 40 bps for anchors and 10 bps for shops Spread represents $27M of NOI, of which ~66% will come online in 2023 2016 2017 2018 2019 2020 2021 2022 Q2 20232016 2017 2018 2019 2020 2021 2022 Q2 2023 1. Source data is from FactSet as of July 28, 2023. 2. 2022 excludes the impact of prior period bad debt or the collection of accounts receivable previously written off due to the recovery from the COVID-19 pandemic.

▪ Same property NOI growth range of 3.0% - 4.0%, which represents a 75-basis point increase at the midpoint ▪ Bad debt reserves of 1.25% of total revenues for the remainder of 2023 ▪ Assumes no additional revenue from Bed Bath & Beyond ▪ Prior period collection impact will not be included as an adjustment to 2023 NAREIT FFO Net income Gain on sales of operating properties, net Depreciation and amortization NAREIT FFO Same property NOI growth Termination fees and other

Peer Average KRG - 2Q'23 Note: Peer group includes AKR, BRX, FRT, KIM, PECO, REG, ROIC and SITC. Source of all peer data is from 1Q 2023 supplemental disclosures, except KIM, ROIC and SITC data is from 2Q 2023 supplemental disclosures. 1, “Recovery Ratios” are computed by dividing tenant reimbursements by the sum of recoverable operating expense and real estate tax expense. Peer Average KRG - 2Q'23 Peer Average KRG - 2Q'23 Peer Average KRG - 2Q'23

Note: Data pertains to multi-tenant retail, excluding single-tenant and net lease retail. Source: CBRE Research •

• • • CPI Fixed Rent Bumps Greater Than or Equal to 3% Fixed CAM

Notes: Source of all peer data is from 1Q 2023 supplemental disclosures, except KIM, ROIC and SITC data is from 2Q 2023 supplemental disclosures. Net Debt + Preferred / Adjusted EBITDA Debt Service Coverage Ratio Liquidity Weighted Average Interest Rate Unencumbered NOI as a % of Total NOI Fixed Rate Debt Fitch Moody’s S&P 4.9x 5.3x 5.9x 6.0x 6.1x 6.3x 6.5x 6.9x REG KRG PECO KIM SITC BRX FRT ROIC AKR

1. Subsequent to June 30, 2023, the Company amended the mortgage secured by Delray Marketplace agreement to extend the maturity date to August 4, 2026, with a one-year extension option. In addition, the interest rate margin increased to 215 basis points. In conjunction with the extension, the Company made a $9.9 million paydown of the principal balance using available cash on hand at the joint venture level.

1. Sun Belt states include AL, AR, AZ, CA, CO, FL, GA, KY, LA, MS, NC, NM, NV, OK, SC, TN, TX, UT and VA.

Note: 3-mile demographic statistics are weighted by 2Q 2023 ABR and sourced from PopStats. Remaining 1% of KRG’s portfolio is unanchored or single-tenant assets. • • • • • Average Population: 103K Average Household Income: $117K

• • Community / Neighborhood / Power Centers Lifestyle / Mixed-Use Centers Community / Neighborhood / Power Centers Lifestyle / Mixed-Use Centers 1. Represents the estimated total potential ABR divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions and there can be no assurance that such estimates and assumptions will be accurate or realized.

1. Estimate of potential outcomes of remaining anchor vacancies. 2. New ABR is actual for executed and average in-place ABR for anchor tenants in the KRG portfolio as of 2Q’23. 3. Includes only comparable leases (32 of 63). 4. Represents the percentage increase of the Company's average in-place ABR as compared to previous tenants' ABR. These numbers are based on Management's estimates and assumptions, and there can be no assurance that such estimates and assumptions will be accurate or realized. 5. Represents the estimated total potential new NOI divided by the cost of executing such leases. These numbers are based on Management's estimates and assumptions and there can be no assurance that such estimates and assumptions will be accurate or realized. 6. Assumes weighted average NNN revenue from previously occupied spaces. • • Count Square feet Capital / SF Total capital ($, M) Previous tenants’ ABR Estimated New ABR2 Cash lease spread Return on capital New NOI incl. NNN ($, M) FFO / Share

• • # of Leases Signed Leased SF Signed Blended Cash Spread Non-Option Renewal Spread

1. Number of stores represents stores at consolidated and unconsolidated properties. 2. Percent of weighted ABR includes ground lease rent and represents the Company’s share of the ABR at consolidated and unconsolidated properties. The TJX Companies, Inc. Best Buy Co., Inc. Ross Stores, Inc. PetSmart, Inc. Gap Inc. Michaels Stores, Inc. Dick’s Sporting Goods, Inc. Publix Super Markets, Inc. The Kroger Co. Lowe’s Companies, Inc. Total Wine & More BJ’s Wholesale Club, Inc. Ulta Beauty, Inc. Bed Bath & Beyond Inc. Nordstrom, Inc. Grocery / Drug / Big Box Wine and Spirits Office Supply / Electronics Medical Pet Stores Hardware / Auto Banks Quick Service Restaurants Full Service Restaurants Soft Goods Discount Retailers Personal Service Fitness Sporting Goods Theatres / Entertainment Professional Service

• • •

Total Project Cost at KRG’s Share1 KRG Ownership % KRG Equity Requirement Est. Project Cash Yield Est. Incremental NOI @ Share Expected Stabilization Date • • 1. KRG does not have any equity requirements related to this development. Total project cost are at KRG’s share and are net of KRG’s share of a $13.5M TIF. 1. The Company does not have any equity requirements related to this development. Total project costs are at KRG’s share and are net of KRG’s share of a $13.5 million TIF.

1. Based on external estimates and completed entitlements. • • •

Scope 1 2,275.2 2,657.5 16.8% Scope 2 18,255.3 16,977.6 (7.0%) Electricity usage reduction (year-over-year) Metric tons CO2e eliminated (tons) Properties with water efficiency measures Properties with LED lighting Trees planted through Project Green EV charging stations Waste diversion rate Properties with IREM certifications Invested in small business in the form of tenant allowance and landlord work Meals packed through Kite Cares initiative Hours dedicated to KRG volunteer time off (VTO) KRG employee donation match program Average employee tenure Community events held throughout the portfolio ✓ 92% Independent Trustees ✓ Entirely independent committees ✓ Lead independent Trustee ✓ Majority voting for Trustees ✓ Share ownership guidelines ✓ Anti-hedging policy ✓ Board refreshment policy ✓ Shareholders’ power to amend bylaws  No classified Board  No significant related party transactions  Opted out of Maryland anti-takeover statutes  No poison pill Note: The source of all Company data is publicly available on KRG’s website in the 2022 Corporate Responsibility report.

• • • Project Green began with a simple concept – celebrating each new lease in the KRG portfolio with the planting of a tree. Then one tree for each lease quickly became 100. As a perpetual commitment to environmental stewardship, KRG looks forward to continuing Project Green and its impact for as long as there are leases to be signed. • •

- Establish Goals - Monitor and measure progress - Hold organization accountable - Tenant relationships and satisfaction - Vendor relationships and satisfaction - Identify and execute energy efficient initiatives - Foster vendor relationships and satisfaction - Implement energy efficient initiatives - Explore building certifications for development projects - Kite Cares and charitable outreach - Talent management including engagement, development and health and well-being - Diversity, equity, inclusion and belonging - SEC reporting (10-K and Proxy) - Emerging financial reporting for ESG disclosures - Data governance and maximizing recovery lease language - Model energy efficiency initiatives - Message to the investment community - Various reporting frameworks - Execute green leases - Foster tenant relationships to improve energy efficient initiatives - Obtain consent from tenants for green projects - Cybersecurity - Data governance - Data implementation - Manage rising insurance costs in key markets - Model property level risks - Analyze control environment - Enhance ESG policy to align with industry standards - Ensure compliance with KRG’s code of ethics and best corporate governance practices - Implement green lease language - Corporate Responsibility Report - Social media outreach and messaging - Community engagement and events

Over the last two years, store fulfilled delivery sales have nearly tripled, reaching $1B each month Planning to open 500 to 600 net new stores over the next 5 years 100% of sales occur in physical stores Grew store base 11.6% from end of Q1’22 In-store pick-up and delivery available to all customers in all stores Source: Each respective company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. 1. Store count includes stores owned by KRG and non-owned structures that are a part of the center. Approximately 97% of sales are fulfilled with physical stores 18 consecutive quarters of comp sales growth 70% of e-commerce sales fulfilled by stores Physical store sales represented 90% of net sales 88% of stores have "Drive Up & Go" capabilities

• • • – – • – • • • • o o

Shop and purchase in the physical store Order online and select a delivery time slot Product shipped from the store Drive up and have order brought to your car Order online and pick up in store

Forward-Looking Statements This Investor Update, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including a potential economic slowdown or recession, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); • the risk that our actual NOI from leases that have signed but not yet opened will not be consistent with expected NOI from those sources; • financing risks, including the availability of, and costs associated with, sources of liquidity; • the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; • the level and volatility of interest rates; • the financial stability of tenants; • the competitive environment in which the Company operates, including potential oversupplies of and reduction in demand for rental space; • acquisition, disposition, development and joint venture risks; • property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; • the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; the attractiveness of our properties to tenants, the actual and perceived impact of e-commerce on the value of shopping center assets and changing demographics and customer traffic patterns; • business continuity disruptions and a deterioration in our tenant’s ability to operate in affected areas or delays in the supply of products or services to us or our tenants from vendors that are needed to operate efficiently, causing costs to rise sharply and inventory to fall; • risks related to our current geographical concentration of the Company’s properties in Texas, Florida, Maryland, New York, and North Carolina; • civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; • changes in laws and government regulations including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; • possible short-term or long-term changes in consumer behavior due to COVID-19 and the fear of future pandemics; • our ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company’s quarterly reports on Form 10-Q. This Investor Update also includes certain forward-looking non-GAAP information. For certain definitions and reconciliation see pages 31 to 35.

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”) and cash NOI, which are non-GAAP financial measures, to evaluate the performance of our properties. The Company defines NOI and cash NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI and cash NOI exclude amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses, including merger and acquisition costs. Cash NOI also excludes other property-related revenue as that activity is recurring but unpredictable in its occurrence, straight-line rent adjustments, and amortization of in-place lease liabilities, net. The Company believes that NOI and cash NOI are helpful to investors as measures of our operating performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI (“Same Property NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI is net income excluding properties that have not been owned for the full periods presented. Same Property NOI also excludes (i) net gains from outlot sales, (ii) straight-line rent revenue, (iii) lease termination income in excess of lost rent, (iv) amortization of lease intangibles, and (v) significant prior period expense recoveries and adjustments, if any. When the Company receives payments in excess of any accounts receivable for terminating a lease, Same Property NOI will include such excess payments as monthly rent until the earlier of the expiration of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full periods presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent metric for the comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. The Company’s computation of NOI and Same Property NOI may differ from the methodology used by other REITs and, therefore, may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, we have established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and we (a) begin recapturing space from tenants or (b) the contemplated plan significantly impacts the operations of the property. For the three and six months ended June 30, 2023, the same property pool excludes the following: ( i) properties acquired or placed in service during 2022 and 2023; (ii) the multifamily rental units and commercial portion at One Loudoun Downtown – Pads G & H; (iii) Shoppes at Quarterfield, Circle East and The Landing at Tradition – Phase II, which were reclassified from active redevelopment into our operating portfolio in June 2022, September 2022 and June 2023, respectively; (iv) two active development and redevelopment projects; (v) Edwards Multiplex – Ontario, which was reclassified from our operating portfolio into redevelopment in March 2023; (vi) properties sold or classified as held for sale during 2022 and 2023; and (vii) office properties.

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before interest expense, income tax expense of the taxable REIT subsidiary, and depreciation and amortization. For informational purposes, the Company also provides Adjusted EBITDA, which it defines as EBITDA less (i) Adjusted EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) merger and acquisition costs, (iv) other income and expense, (v) noncontrolling interest Adjusted EBITDA, and (vi) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company’s share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by the Company, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company also provides Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of its operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of the Company’s operating results. FUNDS FROM OPERATIONS Funds From Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (“NAREIT”), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (i ii) gains and losses from change in control, and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance w ith the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. From time to time, the Company may report or provide guidance with respect to “FFO, as adjusted,” which removes the impact of certain non-recurring and non-operating transactions or other items the Company does not consider to be representative of its core operating results including, without limitation, (i) gains or losses associated with the early extinguishment of debt, (ii) gains or losses associated with litigation involving the Company that is not in the normal course of business, (iii) merger and acquisition costs, (iv) the impact on earnings from employee severance, (v) the excess of redemption value over carrying value of preferred stock redemption, and (vi) in 2022, the impact of prior period bad debt or the collection of accounts receivable previously written off (“prior per iod collection impact”) due to the recovery from the COVID-19 pandemic, which are not otherwise adjusted in the Company’s calculation of FFO.